Lincoln National Variable Annuity Account C
Individual Variable Annuity Account Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46801-2340
www.LincolnRetirement.com
1-800-454-6265

This prospectus describes the individual flexible premium deferred annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln
Life). They are primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value to provide retirement income that you cannot outlive or for an agreed upon time.

These benefits may be a variable or fixed amount, if available, or a combination of both.

If the annuitant dies before the annuity commencement date, we will pay your beneficiary a death benefit.


Purchase payments

This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.

The minimum purchase payment requirement for each contract will not exceed:

1. Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.

2. Flexible premium deferred contract (Multi-Fund (Reg. TM) 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent purchase payment); and

3. Periodic premium deferred contract (Multi-Fund (Reg. TM) 1): $600 per contract year (minimum $25 per purchase payment).

Purchase payments in total may not exceed $2 million without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract as long as the total contract value is at least $600. Payments may be resumed at any time if your plan permits until the annuity commencement date, the maturity date, the surrender of the contract, or payment of any death benefit, whichever comes first.

You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See - Fixed side of the contract.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account C (variable annuity account (VAA). The VAA is a segregated investment account of Lincoln Life.

You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contracts variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds are listed below:
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Growth Portfolio**
     AllianceBernstein Growth and Income Portfolio
   AllianceBernstein Global Technology Portfolio
     (formerly AllianceBernstein Technology)
American Funds Insurance Series (Class 2)
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

Baron Capital Funds Trust (Insurance Shares)
     Baron Capital Asset Fund
Delaware VIP Trust (Standard Class)
     Delaware VIP Diversified Income Series
     Delaware VIP Global Bond Series**
     Delaware VIP High Yield Series*
     Delaware VIP REIT Series
     Delaware VIP Trend Series
   Delaware VIP Value Series
     (formerly Delaware VIP Large Cap Value)

                                                                               1

Delaware VIP Trust (Service Class)
     Delaware VIP Small Cap Value Series
Fidelity (Reg. TM) Variable Insurance Products Portfolios (Service Class)
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Janus Aspen Series (Institutional Shares)
     Janus Aspen Worldwide Growth Portfolio**
Lincoln Variable Insurance Products Trust (Standard Class)
     Lincoln VIP Aggressive Growth Fund
     Lincoln VIP Bond Fund
     Lincoln VIP Capital Appreciation Fund
     Lincoln VIP Equity-Income Fund
     Lincoln VIP Global Asset Allocation Fund
     Lincoln VIP Growth and Income Fund
     Lincoln VIP International Fund
     Lincoln VIP Managed Fund
     Lincoln VIP Money Market Fund
     Lincoln VIP Social Awareness Fund
     Lincoln VIP Special Opportunities Fund
     Lincoln VIP Conservative Profile Fund*
     Lincoln VIP Moderate Profile Fund*
     Lincoln VIP Moderately Aggressive Profile Fund*
     Lincoln VIP Aggressive Profile Fund*

MFS (Reg. TM) Variable Insurance TrustSM (Initial Class)
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust
     Mid-Cap Growth Portfolio
     Partners Portfolio**
Putnam Variable Trust (Class lB)
     Health Sciences Fund**
Scudder Investment VIT Funds (Class A)
     Scudder VIT Equity 500 Index Fund
     Scudder VIT Small Cap Index Fund

Funds noted with an asterisk (*) will be available on or about June 6, 2005.

**It is currently anticipated that during the first quarter of 2006, we will close and replace these investment options. See Investments of the VAA - Description of the funds for further information.

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2005

2

Table of Contents


Item                                                                      Page
Special terms                                                              4
Expense tables                                                             5
Summary of common questions                                                8
The Lincoln National Life Insurance Company                               10
Fixed side of the contract                                                10
Variable annuity account (VAA)                                            11
Investments of the VAA                                                    11
Charges and other deductions                                              16
 Surrender charge                                                         16
 Additional information                                                   17
The contracts                                                             20
 Transfers on or before the annuity commencement date                     21
 Lincoln SmartSecuritySM Advantage                                        25
 Surrenders and withdrawals                                               28
 i4LIFE (Reg. TM) Advantage                                               29
 Distribution of the contracts                                            32
 Annuity payouts                                                          33
Federal tax matters                                                       35
Additional information                                                    39
 Voting rights                                                            39
 Return privilege                                                         39
 Other information                                                        40
 Legal proceedings                                                        40
Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account C         41
Appendix A - Condensed financial information                              A-1

                                                                               3

Special terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person on whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity payouts.

Beneficiary - The person or entity designated by you to receive any death benefit paid if the annuitant dies before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if the annuitant dies.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.


4

Expense tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:

The maximum surrender charge (contingent deferred sales charge) as a percentage of a contract value (for single premium and periodic premium contracts), or of purchase payments (for flexible premium contracts), surrendered/withdrawn:

Contractowner Transaction Expenses:


  o        7.0%*        (single and flexible)
  o        8.0%*        (periodic)

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and other deductions-Surrender charge.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: Periodic Multi-Fund (Reg. TM) 1, and Flexible Premium Multi-Fund (Reg. TM) 2 Contract Only: $25

Loan set-up fee : $35 (if you participate in a group retirement plan that allows for loans and such fee is permissible by law)

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                                  With Enhanced Guaranteed        Without Enhanced Guaranteed
                                                  Minimum death                   Minimum death
                                                  benefit (EGMDB)                 benefit (EGMDB)
                                                  --------------------------      ----------------------------
o        Mortality and expense risk charge                 1.002%                            1.002%
o        Enhanced death benefit charge                     0.300%                            0.000%
                                                            -----                            -----
o        Total annual charge for each
         subaccount                                        1.302%                            1.002%

* This annual charge is deducted from the contract value on a quarterly basis.


For information concerning compensation paid for the sale of the contracts, see
- Distribution of the contracts.


Optional Rider Charges:


                                            Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                          Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                 Step-Up option                     Step-Up option
                                         -----------------------------      -----------------------------
Guaranteed maximum annual
percentage charge*                                  0.95%                               1.50%
Current annual percentage charge*                   0.45%                               0.65%

*The annual percentage charge is assessed against the Guaranteed Amount as adjusted for purchase payments, step-ups and withdrawals. See Charges and other deductions for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2004. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


                                                      Minimum        Maximum
                                                     ---------      --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):           0.29%          2.52%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):         0.29%          1.36%

                                                                               5


* seven of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2006.



The following table shows the expenses charged by each fund for the year ended
   December 31, 2004:
(as a percentage of each fund's average net assets):



                                                                             Management
                                                                            Fees (before
                                                                            any waivers/
                                                                           reimbursements)      +
AllianceBernstein Growth Portfolio (Class B)                               0.75        %
AllianceBernstein Growth and Income Portfolio (Class B)                    0.55
AllianceBernstein Global Technology Portfolio (Class B)                    0.75
American Funds Global Growth Fund (Class 2) (1)                            0.61
American Funds Growth Fund (Class 2) (1)                                   0.35
American Funds Growth-Income Fund (Class 2) (1)                            0.29
American Funds International Fund (Class 2) (1)                            0.54
Baron Capital Asset Fund (Insurance Shares)                                1.00
Delaware VIP Diversified Income Series (Standard Class)(2)                 0.65
Delaware VIP Global Bond Series (Standard Class) (3)                       0.75
Delaware VIP High Yield Series (Standard Class)*(4)                        0.65
Delaware VIP Value Series (Standard Class)(5)                              0.65
Delaware VIP REIT Series (Standard class) (6)                              0.74
Delaware VIP Small Cap Value Series (Service Class) (7)                    0.74
Delaware VIP Trend Series (Standard class) (8)                             0.74
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class) (9)             0.57
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class) (9)                0.58
Janus Aspen Worldwide Growth Portfolio (Institutional shares)              0.60
Lincoln VIP Aggressive Growth Fund (Standard class)                        0.74
Lincoln VIP Bond Fund (Standard Class)                                     0.36
Lincoln VIP Capital Appreciation Fund (Standard class)                     0.74
Lincoln VIP Equity- Income Fund (Standard Class)                           0.73
Lincoln VIP Global Asset Allocation Fund (Standard Class)                  0.74
Lincoln VIP Growth and Income Fund (Standard Class)                        0.33
Lincoln VIP International Fund (Standard Class)                            0.82
Lincoln VIP Managed Fund (Standard class)                                  0.40
Lincoln VIP Money Market Fund (Standard class)                             0.44
Lincoln VIP Social Awareness Fund (Standard Class)                         0.35
Lincoln VIP Special Opportunities Fund (Standard Class)                    0.40
Lincoln VIP Conservative Profile Fund (StandardClass)(10)*                 0.25
Lincoln VIP Moderate Profile Fund (Standard Class) (10) *                  0.25
Lincoln VIP Moderately Aggressive Profile Fund (Standard Cl) (10) *        0.25
Aggressive Profile Fund (Standard Class) (10) *                            0.25
MFS (Reg. TM) VIT Utilities Series (Initial Class)(11)                     0.75
Neuberger Berman AMT Mid-Cap Growth Portfolio                              0.84
Neuberger Berman AMT Partners Portfolio                                    0.83
Putnam VT Health Sciences Fund (Class IB)                                  0.70
Scudder VIT Equity 500 Index Fund (Class A)                                0.20
Scudder VIT Small Cap Index Fund (Class A) (12)                            0.35



                                                                             12b-1 Fees                  Other Expenses
                                                                             (before any                   (before any
                                                                              waivers/                      waivers/
                                                                           reimbursements)      +        reimbursements)
AllianceBernstein Growth Portfolio (Class B)                               0.25        %                 0.13        %
AllianceBernstein Growth and Income Portfolio (Class B)                    0.25                          0.05
AllianceBernstein Global Technology Portfolio (Class B)                    0.25                          0.13
American Funds Global Growth Fund (Class 2) (1)                            0.25                          0.04
American Funds Growth Fund (Class 2) (1)                                   0.25                          0.01
American Funds Growth-Income Fund (Class 2) (1)                            0.25                          0.02
American Funds International Fund (Class 2) (1)                            0.25                          0.05
Baron Capital Asset Fund (Insurance Shares)                                0.25                          0.11
Delaware VIP Diversified Income Series (Standard Class)(2)                 0.00                          0.33
Delaware VIP Global Bond Series (Standard Class) (3)                       0.00                          0.18
Delaware VIP High Yield Series (Standard Class)*(4)                        0.00                          0.10
Delaware VIP Value Series (Standard Class)(5)                              0.00                          0.10
Delaware VIP REIT Series (Standard class) (6)                              0.00                          0.10
Delaware VIP Small Cap Value Series (Service Class) (7)                    0.30                          0.09
Delaware VIP Trend Series (Standard class) (8)                             0.00                          0.10
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class) (9)             0.10                          0.11
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class) (9)                0.10                          0.10
Janus Aspen Worldwide Growth Portfolio (Institutional shares)              0.00                          0.03
Lincoln VIP Aggressive Growth Fund (Standard class)                        0.00                          0.17
Lincoln VIP Bond Fund (Standard Class)                                     0.00                          0.06
Lincoln VIP Capital Appreciation Fund (Standard class)                     0.00                          0.07
Lincoln VIP Equity- Income Fund (Standard Class)                           0.00                          0.07
Lincoln VIP Global Asset Allocation Fund (Standard Class)                  0.00                          0.29
Lincoln VIP Growth and Income Fund (Standard Class)                        0.00                          0.04
Lincoln VIP International Fund (Standard Class)                            0.00                          0.16
Lincoln VIP Managed Fund (Standard class)                                  0.00                          0.09
Lincoln VIP Money Market Fund (Standard class)                             0.00                          0.09
Lincoln VIP Social Awareness Fund (Standard Class)                         0.00                          0.06
Lincoln VIP Special Opportunities Fund (Standard Class)                    0.00                          0.07
Lincoln VIP Conservative Profile Fund (StandardClass)(10)*                 0.00                          2.27
Lincoln VIP Moderate Profile Fund (Standard Class) (10) *                  0.00                          1.55
Lincoln VIP Moderately Aggressive Profile Fund (Standard Cl) (10) *        0.00                          1.36
Aggressive Profile Fund (Standard Class) (10) *                            0.00                          1.67
MFS (Reg. TM) VIT Utilities Series (Initial Class)(11)                     0.00                          0.14
Neuberger Berman AMT Mid-Cap Growth Portfolio                              0.00                          0.08
Neuberger Berman AMT Partners Portfolio                                    0.00                          0.08
Putnam VT Health Sciences Fund (Class IB)                                  0.25                          0.15
Scudder VIT Equity 500 Index Fund (Class A)                                0.00                          0.09
Scudder VIT Small Cap Index Fund (Class A) (12)                            0.00                          0.13



                                                                                                              Total
                                                                                    Total Expenses         Contractual
                                                                                      (before any            waivers/
                                                                                       waivers/           reimbursements
                                                                           =        reimbursements)          (if any)
AllianceBernstein Growth Portfolio (Class B)                                        1.13        %
AllianceBernstein Growth and Income Portfolio (Class B)                             0.85
AllianceBernstein Global Technology Portfolio (Class B)                             1.13
American Funds Global Growth Fund (Class 2) (1)                                     0.90
American Funds Growth Fund (Class 2) (1)                                            0.61
American Funds Growth-Income Fund (Class 2) (1)                                     0.56
American Funds International Fund (Class 2) (1)                                     0.84
Baron Capital Asset Fund (Insurance Shares)                                         1.36
Delaware VIP Diversified Income Series (Standard Class)(2)                          0.98                 -0.18        %
Delaware VIP Global Bond Series (Standard Class) (3)                                0.93
Delaware VIP High Yield Series (Standard Class)*(4)                                 0.75
Delaware VIP Value Series (Standard Class)(5)                                       0.75
Delaware VIP REIT Series (Standard class) (6)                                       0.84
Delaware VIP Small Cap Value Series (Service Class) (7)                             1.13                 -0.05
Delaware VIP Trend Series (Standard class) (8)                                      0.84
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class) (9)                      0.78
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class) (9)                         0.78
Janus Aspen Worldwide Growth Portfolio (Institutional shares)                       0.63
Lincoln VIP Aggressive Growth Fund (Standard class)                                 0.91
Lincoln VIP Bond Fund (Standard Class)                                              0.42
Lincoln VIP Capital Appreciation Fund (Standard class)                              0.81
Lincoln VIP Equity- Income Fund (Standard Class)                                    0.80
Lincoln VIP Global Asset Allocation Fund (Standard Class)                           1.03
Lincoln VIP Growth and Income Fund (Standard Class)                                 0.37
Lincoln VIP International Fund (Standard Class)                                     0.98
Lincoln VIP Managed Fund (Standard class)                                           0.49
Lincoln VIP Money Market Fund (Standard class)                                      0.53
Lincoln VIP Social Awareness Fund (Standard Class)                                  0.41
Lincoln VIP Special Opportunities Fund (Standard Class)                             0.47
Lincoln VIP Conservative Profile Fund (StandardClass)(10)*                          2.52                 -1.53
Lincoln VIP Moderate Profile Fund (Standard Class) (10) *                           1.80                 -0.74
Lincoln VIP Moderately Aggressive Profile Fund (Standard Cl) (10) *                 1.61                 -0.47
Aggressive Profile Fund (Standard Class) (10) *                                     1.92                 -0.73
MFS (Reg. TM) VIT Utilities Series (Initial Class)(11)                              0.89
Neuberger Berman AMT Mid-Cap Growth Portfolio                                       0.92
Neuberger Berman AMT Partners Portfolio                                             0.91
Putnam VT Health Sciences Fund (Class IB)                                           1.10
Scudder VIT Equity 500 Index Fund (Class A)                                         0.29
Scudder VIT Small Cap Index Fund (Class A) (12)                                     0.48                 -0.03



                                                                           Total Expenses
                                                                               (after
                                                                            Contractual
                                                                              waivers/
                                                                           reimbursements
                                                                                 s)
AllianceBernstein Growth Portfolio (Class B)
AllianceBernstein Growth and Income Portfolio (Class B)
AllianceBernstein Global Technology Portfolio (Class B)
American Funds Global Growth Fund (Class 2) (1)
American Funds Growth Fund (Class 2) (1)
American Funds Growth-Income Fund (Class 2) (1)
American Funds International Fund (Class 2) (1)
Baron Capital Asset Fund (Insurance Shares)
Delaware VIP Diversified Income Series (Standard Class)(2)                 0.80        %
Delaware VIP Global Bond Series (Standard Class) (3)
Delaware VIP High Yield Series (Standard Class)*(4)
Delaware VIP Value Series (Standard Class)(5)
Delaware VIP REIT Series (Standard class) (6)
Delaware VIP Small Cap Value Series (Service Class) (7)                    1.08
Delaware VIP Trend Series (Standard class) (8)
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class) (9)
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class) (9)
Janus Aspen Worldwide Growth Portfolio (Institutional shares)
Lincoln VIP Aggressive Growth Fund (Standard class)
Lincoln VIP Bond Fund (Standard Class)
Lincoln VIP Capital Appreciation Fund (Standard class)
Lincoln VIP Equity- Income Fund (Standard Class)
Lincoln VIP Global Asset Allocation Fund (Standard Class)
Lincoln VIP Growth and Income Fund (Standard Class)
Lincoln VIP International Fund (Standard Class)
Lincoln VIP Managed Fund (Standard class)
Lincoln VIP Money Market Fund (Standard class)
Lincoln VIP Social Awareness Fund (Standard Class)
Lincoln VIP Special Opportunities Fund (Standard Class)
Lincoln VIP Conservative Profile Fund (StandardClass)(10)*                 0.99
Lincoln VIP Moderate Profile Fund (Standard Class) (10) *                  1.06
Lincoln VIP Moderately Aggressive Profile Fund (Standard Cl) (10) *        1.14
Aggressive Profile Fund (Standard Class) (10) *                            1.19
MFS (Reg. TM) VIT Utilities Series (Initial Class)(11)
Neuberger Berman AMT Mid-Cap Growth Portfolio
Neuberger Berman AMT Partners Portfolio
Putnam VT Health Sciences Fund (Class IB)
Scudder VIT Equity 500 Index Fund (Class A)
Scudder VIT Small Cap Index Fund (Class A) (12)                            0.45


* Funds noted with an asterisk (*) will be available on or about June 6, 2005.

6

(1) The Series' investment adviser began voluntarily waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect this waiver. The effect of the waiver on total operating expenses can be found in the Financial Highlights table in the Series' Prospectus and in the audited financial statements in the Series' annual report.

(2) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company (DMC). Since inception through April 30, 2005, the advisor contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.98% for the fiscal year 2004. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year.

(3) The investment advisor for the Delaware VIP Global Bond Series is Delaware Managment Company (DMC). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 1.00%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,400 million, 0.60% on assets in excess of $2,500 million, all per year.

(4) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.80%.

(5) The investment advisor for the Delaware VIP Value Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.75% for the fiscal year 2004. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year. DMC has voluntarily elected to waive its management fee for this Series to 0.60% indefinitely.

(6) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(7) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2005 through April 30, 2006, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expense and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with a fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.76% for Contrafund, Service Class shares.

(10) The Other Expenses are based on estimates for the current fiscal year. Other Expenses reflects the expenses of the underlying funds invested in by the Lincoln Profile Funds (Conservative 0.69%; Moderate 0.76%; Moderately Aggressive 0.84%; Aggressive 0.89%) as well as the expenses of the particular Profile Fund (Conservative 1.58%; Moderate 0.79%; Moderately Aggressive 0.52%; Aggressive 0.78%) Lincoln Life has contractually agreed to reimburse each Profile Fund to the extent that the Total Expenses (excluding underlying fund fees and expenses) exceed 0.30%. The Agreement will continue at least through September 1, 2006 and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund. Underlying fund fees and expenses are incurred indirectly by each Profile fund as a result of investment in shares of one or more underlying funds. These expenses are estimated based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each Profile Fund. Each Profile Fund's expense ratio will vary based on the actual allocation to the underlying funds.

(11) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements which would also have the effect of reducing the series' expenses. "Other


                                                                               7

     Expenses" do not take into account these fee reductions, and are therefore, higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal Initial class: 0.88% for Utilities.

(12) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45% for the A share class.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and the Lincoln SmartSecuritySM Advantage are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable period:


                   Periodic        Single          MF2          MF3 & MF4
                  ----------      --------      ---------      ----------
    1 year          $1,172         $1,071        $1,155          $1,155
   3 years           1,932          1,619         1,881           1,881
   5 years           2,714          2,177         2,628           2,628
  10 years           4,307          3,847         4,790           4,790

2) If you do not surrender your contract at the end of the applicable time period:


                   Periodic        Single          MF2         MF3 & MF4
                  ----------      --------      --------      ----------
    1 year          $  361         $  361        $  455         $  455
   3 years           1,098          1,098         1,381          1,381
   5 years           1,856          1,856         2,328          2,328
  10 years           3,847          3,847         4,790          4,790

The Expense Tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For the single premium deferred contract and the flexible premium (Multi-Fund (Reg. TM) 2,3,4) deferred contracts, the examples assume that an enhanced death benefit and the Lincoln SmartSecuritySM Advantage are in effect. Without this benefit, expenses would be lower.

For more information, See - Charges and other deductions in this Prospectus, and the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. We also reserve the right to impose a charge on transfers between subaccounts and to and from the fixed account. Currently, there is no charge. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See - The Contracts - i4LIFE (Reg. TM) Advantage (IRA Annuity Contracts
ONLY) and i4LIFE (Reg. TM) Advantage (Non-Qualified Annuity Contracts ONLY) including the Guaranteed Income Benefit Rider. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those.



Summary of common questions
What kind of contract am I buying? It is an individual annuity contract between you and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See -
The contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the variable annuity account - Description of the funds.


8

Who invests my money? Several different investment advisers manage the investment options. See Investments of the variable annuity account - Description of the funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? If you withdraw account value, you pay a surrender charge from 0% to 8.0%, depending upon how many contract years have elapsed (single premium and periodic premium), or how many contract years the purchase payment has been in the contract (flexible premium), and which type of contract you choose. We may reduce or waive surrender charges in certain situations. See Charges and other deductions - surrender charges.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We charge an annual account charge of $25 under the Multi-Fund (Reg. TM) 1 periodic and Multi-Fund (Reg. TM) 2 flexible premium contracts. We apply an annual charge to the daily net asset value of the VAA and those charges are:

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                                  With Enhanced Guaranteed        Without Enhanced Guaranteed
                                                  Minimum death                   Minimum death
                                                  benefit (EGMDB)                 benefit (EGMDB)
                                                  --------------------------      ----------------------------
o        Mortality and expense risk charge                 1.002%                            1.002%
o        Administrative charge                             0.300%                            0.000%
                                                            -----                            -----
o        Total annual charge for each
         subaccount                                        1.302%                            1.002%

Available optional rider:


                                                    Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                                  Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                         Step-up Option                     Step-up Option
                                                 -----------------------------      -----------------------------
o        Guaranteed maximum annual
         percentage charge                                  0.95%                               1.50%
o        Current annual percentage charge                   0.45%                               0.65%

Charges may also be imposed during the regular income or annuity payout period, including if you elect i4LIFE (Reg. TM) Advantage. See - the Contracts and Annuity payouts.

Each fund pays a management fee based on its average daily net asset value. See
- Investments of the variable annuity account-Investment Adviser. Each fund also has additional operating expenses. These are described in the Prospectuses for the fund.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts for each type of contract, your payments may be flexible. See - The contracts-purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts - Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What is i4LIFE (Reg. TM) Advantage?i4LIFE (Reg. TM) Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg.
TM) Advantage death benefit you choose.

What happens if the annuitant dies before I annuitize? The death benefit provision applicable under your contract depends on whether your contract is a single premium deferred, flexible premium deferred or periodic premium deferred contract. See - The contracts-Death benefit.

May I transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See - The contracts - Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.


                                                                               9

What is the Lincoln SmartSecuritySM Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. There are two options available to reset the Guaranteed Amount to the current contract value. See The contracts - LincolnSmartSecuritySM Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts-Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.


Investment results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.


Financial statements

The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.



Fixed side of the contract
The portion of the contract value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.


10

The portion of the contract value allocated to the fixed side of the contract is guaranteed to be credited with a minimum interest rate, specified in the contract. For flexible premium Multi- Fund (Reg. TM) 4 contracts, the minimum credited interest rate will be 3% in all years. For all other Multi-Fund (Reg.
TM) contracts, the minimum credited interest rate will be 4.5% in the first five contract years, 4.0% in contract years six through ten, and 3.5% in all contract years after ten. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED.



Variable annuity account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA. The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA invest in the same portfolios of the funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect performance of the subaccount.



Investments of the VAA
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Administrative, Marketing and Support Service Fees

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.33%, and as of the date of this prospectus, we were receiving compensation from each fund family. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affilitiates amounts to participate in sales meetings.

The AllianceBernstein, American Funds, Baron, Delaware, Fidelity and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rates range from 0% to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.


                                                                              11

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We currently anticipate closing and replacing the following funds during the first quarter of 2006:
AllianceBerstein VP Growth Portfolio (Class B) with AllianceBernstein VP Growth and Income Portfolio (Class B); Delaware VIP Global Bond Series (Standard Class) with Delaware VIP Diversified Income Series (Standard Class); Janus Aspen Worldwide Growth Portfolio (Institutional Class) with Scudder VIT Equity 500 Index Fund (Class A); Neuberger Berman AMT Partners Portfolio with AllianceBernstein VP Growth and Income Portfolio (Class B); Putnam VIT Health Sciences Fund (Class IB) with American Funds Growth Fund (Class 2).

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


 FUND NAME                       FUND DESCRIPTION                     MANAGER
AllianceBernstein               Capital Appreciation                 Alliance Capital
Growth Portfolio                                                     Management, L.P.
 AllianceBernstein               Growth and income                    Alliance Capital
Growth and Income                                                    Management, L.P.
Portfolio
AllianceBernstein Global        Maximum Capital Appreciation         Alliance Capital
Technology Portfolio                                                 Management, L.P.
 American Funds Global           Long-term Growth                     Capital Research and
Growth Fund                                                          Management Company
American Funds Growth           Long-term Growth                     Capital Research and
Fund                                                                 Management Company
 American Funds                  Growth and income                    Capital Research and
Growth-Income Fund                                                   Management Company
American Funds                  Long-term growth                     Capital Research and
International Fund                                                   Management Company
 Baron Capital Asset             Maximum capital appreciation         BAMCO, Inc.
Fund
Delaware VIP Global             Current Income                       Delaware International
Bond Series                                                          Advisers Ltd.
 Delaware VIP High Yield         Capital appreciation                 Delaware Management
Series                                                               Company

12


 FUND NAME                             FUND DESCRIPTION                        MANAGER
Delaware VIP                          Total Return                            Delaware Management
Diversified Income                                                            Company
Series
 Delaware VIP Value                    Long-term capital appreciation          Delaware Management
Series                                                                        Company
Delaware VIP REIT                     Total return                            Delaware Management
Series                                                                        Company
 Delaware VIP Small Cap                Capital appreciation                    Delaware Management
Value Series                                                                  Company.
Delaware VIP Trend                    Capital Appreciation                    Delaware Management
Series                                                                        Company
 Fidelity (Reg. TM) VIP                Long-term capital appreciation.         Fidelity Management
Contrafund (Reg. TM) Portfolio                                                and Research Company,
                                                                              assist with foreign
                                                                              investments: FMR U.K.;
                                                                              FMR Far East
Fidelity (Reg. TM) VIP Growth         Capital appreciation                    Fidelity Management
Portfolio                                                                     and Research Company,
                                                                              assist with foreign
                                                                              investments: FMR U.K.;
                                                                              FMR Far East
 Janus Aspen Worldwide                 Long-term growth                        Janus Capital
Growth Portfolio                                                              Management LLC
Lincoln VIP Aggressive                Maximum capital appreciation            Delaware Management
Growth Fund                                                                   Company Sub-advised
                                                                              by T. Rowe Price
                                                                              Associates, Inc.
 Lincoln VIP Bond Fund                 Current income                          Delaware Management
                                                                              Company
Lincoln VIP Capital                   Long-term growth                        Delaware Management
Appreciation Fund                                                             Company Sub-advised
                                                                              by Janus Capital
                                                                              Management LLC
 Lincoln VIP                           Income                                  Delaware Management
Equity-Income Fund                                                            Company Sub-advised
                                                                              by Fidelity Management
                                                                              & Research Company
                                                                              (FMR)

                                                                              13


 FUND NAME                           FUND DESCRIPTION               MANAGER
Lincoln VIP Global                  Total return                   Delaware Management
Asset Allocation Fund                                              Company Sub-advised
                                                                   by UBS Global Asset
                                                                   Management
                                                                   (Americas) Inc. (UBS
                                                                   Global AM)
 Lincoln VIP Growth &                Capital appreciation           Delaware Management
Income Fund                                                        Company
Lincoln VIP                         Capital appreciation           Delaware Management
International Fund                                                 Company Sub-advised
                                                                   by Mondrian
                                                                   Investment Partners
                                                                   Limited
 Lincoln VIP Managed                 Total return                   Delaware Management
Fund                                                               Company
Lincoln VIP Money                   Preservation of capital        Delaware Management
Market Fund                                                        Company
 Lincoln VIP Social                  Capital appreciation           Delaware Management
Awareness Fund                                                     Company
Lincoln VIP Special                 Capital appreciation           Delaware Management
Opportunities Fund                                                 Company
 Lincoln VIP                         Current income                 Delaware Management
Conservative Profile                                               Company Sub-advised
Fund                                                               by Wilshire Associates
                                                                   Inc.
Lincoln VIP Moderate                Total return                   Delaware Management
Profile Fund                                                       Company Sub-advised
                                                                   by Wilshire Associates
                                                                   Inc.
 Lincoln VIP Moderately              Growth and income              Delaware Management
Aggressive Profile Fund                                            Company Sub-advised
                                                                   by Wilshire Associates
                                                                   Inc.
Lincoln VIP Aggressive              Capital appreciation           Delaware Management
Profile Fund                                                       Company Sub-advised
                                                                   by Wilshire Associates
                                                                   Inc.
 MFS (Reg. TM) VIT Utilities         Growth and income              Massachusetts Financial
Series                                                             Service Company
Neuberger Berman AMT                Capital appreciation           Neuberger Berman
Mid-Cap Growth                                                     Management, Inc.
Portfolio

14


 FUND NAME                     FUND DESCRIPTION             MANAGER
Neuberger Berman AMT          Capital appreciation         Neuberger Berman
Partners Portfolio                                         Management, Inc.
 Putnam VT Health              Capital appreciation         Putnam Investment
Sciences Fund                                              Management, LLC
Scudder VIT Equity 500        Capital Appreciation         Deutsche Asset
Index Fund                                                 Management, Inc.,sub-
                                                           advised by Northern
                                                           Trust Investments, Inc.
 Scudder VIT Small Cap         Capital Appreciation         Deutsche Asset
Index Fund                                                 Management, Inc.,
                                                           sub-advised by
                                                           Northern Trust
                                                           Investments, Inc.

Fund shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of dividends and capital gain distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, deletion or substitution of investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds only for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if an investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.


                                                                              15

We may also:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without the necessary approval by the SEC. We will also provide you written notice.



Charges and other deductions

Account charge
There is no account charge for flexible premium Multi-Fund (Reg. TM) 3 and 4. Periodic premium Multi-Fund (Reg. TM) 1 contracts and flexible premium Multi-Fund (Reg. TM) 2 contracts will deduct $25 from the contract value on the last valuation date of each contract year; this $25 account charge will also be deducted from the contract value upon surrender.


Surrender charge

A surrender charge applies (except as described below) to surrenders and withdrawals of other purchase payments that have been invested for the periods indicated as follows.

A. Periodic premium deferred contract

There will be a surrender charge for the first withdrawal each contract year in excess of 15% of contract value. Any subsequent withdrawals in the same contract year or upon surrender of contract will also incur a surrender charge.



                                                 Contract year in which surrender/withdrawal
                                                                    occurs
                                                 --------------------------------------------
                                                  0         1         2         3         4
      Surrender charge as a percentage of the    8%        8%        8%        8%        8%
      proceeds withdrawn



                                                         Contract year in which surrender/withdrawal occurs
                                                 ------------------------------------------------------------------
                                                  5         6         7         8         9         10         11+
      Surrender charge as a percentage of the    8%        4%        4%        4%        4%        4%         0%
      proceeds withdrawn

A surrender charges does not apply to:
 o A surrender or withdrawal of contract value after ten full contract years.
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the contract value.
 o A surrender of the contract as a result of the death of the annuitant
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner.
 o Contract value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us.
 o Regular income payment made under i4LIFE (Reg. TM) Advantage or periodic payments made under any annuity payout option made available by us.

In addition, for 403(b) and 457 contracts, if the participant:

1) has terminated employment with the employer that sponsored the contract; and

2) has been in the contract for at least five years (the five year date beginning either November 1, 1991 or the date of the contract, whichever is later); and

3) is at least age 55.

B. Single premium deferred contract or nonrecurring lump sum payment to periodic premium deferred contract

16

For a single premium deferred contract or a nonrecurring lump sum payment made to a periodic premium deferred contract, the surrender/withdrawal charges (when applicable as described below) will be:


                                                       Contract year in which
                                                    surrender/withdrawal occurs
                                                 ----------------------------------
                                                  0         1         2         3
      Surrender charge as a percentage of the    7%        7%        6%        5%
      proceeds withdrawn



                                                 Contract year in which surrender/withdrawal
                                                                    occurs
                                                 -------------------------------------------
                                                  4         5         6         7         8
      Surrender charge as a percentage of the    4%        3%        2%        1%        0%
      proceeds withdrawn

Investment gains attributable to a nonrecurring lump sum payment made to a periodic premium deferred contract will be subject to surrender charges of 8% in years 1-5, 4% in years 6-10, and no charge after the contract has been in force for 10 years. For periodic premium deferred contracts under which a nonrecurring lump sum has been received, withdrawals will be made first from any amount subject to the lowest charge until that amount is gone. A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the 7th anniversary since the purchase payment was invested.
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the contract value.
 o A surrender of the contract as a result of the death of the annuitant
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner.
 o Contract value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us.
 o Regular income payment made under i4LIFE (Reg. TM) Advantage or periodic payments made under any annuity payout option made available by us.

C. Flexible premium deferred contract

For a flexible premium deferred contract, the surrender/withdrawal charges (when applicable as described previously) will be:


                                                                   Number of contract
                                                                  anniversaries since
                                                                  purchase payment was
                                                                        invested
                                                                ------------------------
                                                                 0         1         2
      Surrender charge as a percentage of total purchase        7%        6%        5%
      payments surrendered/withdrawn in a contract year



                                                                   Number of contract anniversaries since
                                                                       purchase payment was invested
                                                                --------------------------------------------
                                                                 3         4         5         6         7+
      Surrender charge as a percentage of total purchase        4%        3%        2%        1%        0%
      payments surrendered/withdrawn in a contract year

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the 7th anniversary since the purchase payment was invested.
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the purchase payments.
 o A surrender of the contract as a result of the death of the annuitant.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the annuitant as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner.
 o Contract value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us.
 o Regular income payment made under i4LIFE (Reg. TM) Advantage or periodic payments made under any annuity payout option made available by us.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased.

The surrender charge is calculated separately for each contract year's purchase payments to which a charge applies. (For purposes of calculating this charge, we assume that purchase payments are withdrawn on a first in-first out basis, and that all purchase payments are withdrawn before any earnings are withdrawn.) The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distributions costs when contractowners surrender or withdraw before distribution costs have been recovered.


Additional information

Participants in the Texas Optional Retirement Program should refer to Restrictions under the Texas Optional Retirement Program, later in this prospectus booklet.


                                                                              17

The charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

In certain circumstances a holder of an annuity contract issued by Lincoln Life may decide to surrender such a contract and purchase another (second) annuity contract issued by Lincoln Life. In that instance, the surrender charges (if any) applicable to the first annuity contract may be waived (depending on the type of second contract purchased) and the funds held in the first annuity contract will be transferred to the second annuity contract.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts, a charge which is equal to an annual rate of:


                                                  With Enhanced Guaranteed        Without Enhanced Guaranteed
                                                  Minimum death                   Minimum death
                                                  benefit (EGMDB)                 benefit (EGMDB)
                                                  --------------------------      ----------------------------
o        Mortality and expense risk charge                 1.002%                            1.002%
o        Administrative charge                             0.300%                            0.000%
                                                            -----                            -----
o        Total annual charge for each
         subaccount                                        1.302%                            1.002%

This charge is made up of two parts:

1. our assumption of mortality risks (0.900%) and

2. our assumption of expense risks (0.102%).

The level of this charge is guaranteed not to change.

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal, and cross-reinvestment/earnings sweep services - See Additional services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
 o the risk that, if the Guaranteed Income Benefit is in effect, the required regular income payments will exceed the account value.

18

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deduction for the Enhanced Guaranteed Minimum Death Benefit (EGMDB)

When the EGMDB becomes effective, we will begin deducting from the VAA an amount, computed daily, which is equal to an annual rate of 0.30% of the daily net asset value. This charge will start at the beginning of the next valuation period. This charge will continue for all future contract years unless the owner elects to discontinue the EGMDB. If the EGMDB is discontinued, the 0.30% annual charge will stop at the end of the valuation period when the EGMDB is terminated. See - The contracts-Death benefit before the annuity commencement date.

Lincoln SmartSecuritySM Advantage Charge. During the accumulation period, there is a charge for the Lincoln SmartSecuritySM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.45% (0.1125% quarterly) if the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option is selected or 0.65% (0.1625% quarterly) for the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. If you purchase the Rider in the future, the percentage charge will be the current charge in effect at that time up to the maximum 0.95% or 1.50% depending on the option selected.

Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount, a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge for the option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, after the fifth Benefit Year anniversary following the last automatic step-up opportunity, the rider charge may be waived.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


Deductions for premium taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other charges and deductions

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


                                                                              19

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately (unless you have authorized us to keep it until the application is complete). Subject to regulatory approvals, we may in the future take up to 35 days to complete an application before returning an initial purchase payment. Current applicants will be notified if we implement this procedure. Once the application is complete, we will allocate your initial purchase payment must be priced within two business days.


Who can invest

To apply for a contract, you must be of legal age in a state where the contract may be lawfully sold and also be eligible to participate in the type of contract for which you're applying. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

For a periodic premium deferred contract (MF 1), the annuitant must be under age 75. For a non-recurring lump sum payment to a periodic premium deferred contract, the annuitant must be under age 85.
For a flexible premium (MF 2, 3, 4) deferred contract or a single premium deferred contract, the annuitant must be under age 85.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the cost and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.


Replacement of existing insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus.

Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase payments

This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.

The minimum purchase payment requirement for each contract will not exceed:

1. Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.

2. Flexible premium deferred contract (Multi-Fund (Reg. TM) 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent purchase payment); and

3. Periodic premium deferred contract (Multi-Fund (Reg. TM) 1): $600 per contract year (minimum $25 per purchase payment).

Purchase payments in total may not exceed $2 million without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract as long as the total contract value is at least $600. Payments may be resumed at any time if your plan permits until the annuity commencement date, the maturity date, the surrender of the contract, or payment of any death benefit, whichever comes first.

You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See - Fixed side of the contract.


20

Valuation date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of purchase payments

Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund, according to your instructions.

The minimum amount of any purchase payment which can be put into any one subaccount is $20 under MF1 periodic premium deferred contracts, $1,000 under single premium deferred contracts and $100 under flexible premium deferred contracts. Upon allocation to a subaccount, contributions are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received by us if received before the end of the valuation date (normally, 4:00 p.m., New York time). If the contribution is placed at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. Please note: If you submit your purchase payments to your agent, we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of accumulation units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Loans

If you participate in a tax deferred retirement plan that allows participant loans, you may be eligible to take a loan against your contract value.

If you desire to apply for a loan, contact us for information on your plan's loan provisions and we will provide you with a loan brochure and the required Contract Loan Request form. A loan set-up fee will be charged where allowed by law. The loan brochure will disclose the amount of the loan set-up fee.


Transfers on or before the annuity commencement date

You may transfer all or a portion of your investment from one subaccount to another.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

For single premium deferred contracts, periodic premium Multi-Fund (Reg. TM) 1 contracts and flexible premium Multi-Fund (Reg. TM) 2 and 3 contracts, transfers within the VAA and between the variable and fixed account are restricted to once every 30 days. Transfers cannot be


                                                                              21

made during the first 30 days after the contract date for flexible premium Multi-Fund (Reg. TM) 4 and no more than six transfers will be allowed in any Contract Year. We reserve the right to waive any of these restrictions. The minimum amount which may be transferred between subaccounts is $500 or the entire amount in the subaccount, if less than $500. If the transfer from a subaccount would leave you with less than $100 for periodic premium Multi-Fund (Reg. TM) 1, flexible premium Multi-Fund (Reg. TM) 2 and 3 contracts for $500 for flexible premium Multi-Fund (Reg. TM) 4 contracts, we may transfer the total balance of the subaccount. We have the right to reduce these minimum amounts.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

For transfers from the Fixed Account of the Contract to the Variable Account, the sum of the percentages of fixed value transferred will be limited to 25% in any 12 month period. We reserve the right to waive any of these restrictions.

There is no charge to you for a transfer. However, we reserve the right to impose a charge of $10 per transfer in the future for any transfers above the maximum transfers allowed in a contract year.

Transfers may be delayed as permitted by the 1940 Act. See - Delay of payments.


Market timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders. In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner via overnight mail service that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year (or contract year if the contract is an individual contract that was not sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be


22

accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


Transfers after the annuity commencement date

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.


Additional services

There are three additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment/earnings sweep. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis. Currently, there is no charge for this service. However, we reserve the right to impose one. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment/earnings sweep service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Only one of the two additional services (DCA and cross reinvestment) may be used at one time. In other words, you cannot have DCA and cross reinvestment running simultaneously.


Death benefit before the annuity commencement date

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Generally, the more expensive the death benefit, the greater the protection. You should consider the


                                                                              23

following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during the life of the annuitant and change the benficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

The contract value available upon death is the value of the contract at the end of the valuation period during which the death claim is approved by payment by Lincoln Life. The approval of the death claim payment will occur after receipt of all of the following:
 o proof, satisfactory to us, of the death of the annuitant;
 o written authorization for payment; and our receipt of all required claim forms fully completed.

Flexible premium deferred contracts (Multi-Fund (Reg. TM) 2,3,4) and Single premium deferred contracts

If the annuitant dies before the annuity commencement date and the enhanced guaranteed minimum death benefit (EGMDB) is not in effect, a death benefit equal to the contract value will be paid to your designated beneficiary.

Prior to the annuity commencement date, an optional EGMDB is available for nonqualified, Roth IRA and IRA flexible premium deferred annuity contracts, for annuitants up to age 75. Please check with your representative for availability to current contractowners.

If the annuitant dies before the annuity commencement date and the EGMDB is in effect, the death benefit paid to your designated beneficiary will be the greater of:

1. The contract value at the end of the valuation period when the death claim is approved for payment by Lincoln Life, or

2. The highest of:

     a. the contract value at the end of the valuation period when the EGMDB becomes effective and;

     b. the sum of all purchase payments less the sum of all withdrawals, partial annuitization and premium taxes incurred, if any; and

 c. the highest contract value, at the end of the valuation period, on any contract anniversary date up to and including age 75 following election of the EGMDB; increased by purchase payments and decreased by any withdrawals, annuitizations and premium taxes incurred after the EGMDB effective date or the contract anniversary on which the highest contract value occurred.

In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.

The EGMDB is not available under contracts issued to a contractowner, joint owner or annuitant who is age 75 or older at the time of issuance.

If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the EGMDB, the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.

The EGMDB will take effect on the valuation date when the EGMDB election form is approved at our home office, if before 4:00 p.m. New York time. If after 4:00 p.m. New York time, the EGMDB election or termination will be effective with the next valuation date. The owner may not reelect the EGMDB once it is discontinued. As of the annuity commencement date the EGMDB will be discontinued and the charge for the EGMDB will stop. See - Charges and other deductions-Deduction for the EGMDB.

Periodic premium deferred contracts (Multi-Fund (Reg. TM) 1)

If the annuitant dies before the annuity commencement date, Lincoln Life will pay the beneficiary a death benefit equal to the greater of the following amounts:

1. The net purchase payments, or

2. The value of the contract less any outstanding loan balance.

Net purchase payments will mean the sum of all purchase payments credited to the contract less any amounts paid when a withdrawal occurs and less any outstanding loan balance.

If your state has not approved this death benefit provision, the applicable death benefit will be equal to the contract value.

Upon the death of the annuitant Federal Tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the 1940 Act.


24

Annuity payouts will be made in accordance with applicable laws and regulations governing payment of death benefits. Notwithstanding any provision to the contrary, the payment of death benefits provided under the contract must be made in compliance with Code
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits are taxable. See - Federal tax matters - Taxation of death benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place upon the death of a beneficiary:

1. If any beneficiary dies before the annuitant, the contractowner may elect a new beneficiary. If no new beneficiary election is made, that beneficiary's interest will go to any other beneficiaries named, according to their respective interest. There are no restrictions on the beneficiary's use of the proceeds; and/or

2. If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner or to his/her estate, as applicable.


Death of contractowner

If the contractowner of a nonqualified contract dies before the annuity commencement date, then, in compliance with the tax code, the cash surrender value (contract value less any applicable charges, fees, and taxes) of the contract will be paid as follows:

1. Upon the death of a non-annuitant contractowner, the proceeds shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the cash surrender value shall be paid to the annuitant named in the contract; and

2. Upon the death of a contractowner, who is also annuitant, the death will be treated as death of the annuitant and the provisions of this contract regarding death of annuitant will control. If the recipient of the proceeds is the surviving spouse of the contractowner, the contract may be continued in the name of that spouse as the new contractowner or as a contract for the benefit of the surviving spouse.

If you are a non-spouse beneficiary, the tax code requires that any distribution to be paid within five years of the death of the contractowner unless the beneficiary begins receiving, within one year of the contractowner's death, the distribution in the form of a life annuity or an annuity for a period certain not exceeding the beneficiary's life expectancy.


Lincoln SmartSecuritySM Advantage

The Lincoln SmartSecuritySM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. This benefit provides a Guaranteed Amount equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecuritySM Advantage -  5 Year Elective Step-up (default) or

     Lincoln SmartSecuritySM Advantage -  1 Year Automatic Step-up


when you purchase the benefit, and the version of the Rider you receive is based on the option you choose. Under the Lincoln SmartSecuritySM Advantage -
5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecuritySM Advantage
- 1 Year Automatic Step-up option, the Guaranteed amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary until the 10th anniversary. After that time, the contractowner will have the opportunity to step-up the Guaranteed Amount and begin a new 10-year period of automatic step-ups. These options are discussed below in detail. All purchasers of the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and qualified annuity purchasers of the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option must be under age 81.

There is no guarantee that the Lincoln SmartSecuritySM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time.


If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date (or after the purchase of i4LIFE (Reg. TM) Advantage).

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic step-ups), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The initial Guaranteed Amount varies based on when you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln


                                                                              25

SmartSecuritySM Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration all Lincoln National contracts owned by you (or on which you are the annuitant if the contract is owned by a trust or other non-natural owner).

Additional purchase payments automatically increase the Guaranteed Amount (not to exceed the maximum); however, we may restrict purchase payments in the future. We will notify you if we restrict additional purchase payments. Each withdrawal reduces the Guaranteed Amount as discussed below. Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and decreases as withdrawals are made.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecuritySM Advantage
- 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up. Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including charges and other deductions), the Rider charge and Account Fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may elect (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

This step-up will initiate automatic step-ups as described above for another ten years.

Under both options, a contractowner elected step-up may cause a change in the percentage charge for this benefit. See Charges and other deductions. Purchase payments or withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal limit each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal limit is:
 o  7% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage -
5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option.

The Maximum Annual Withdrawal limit is increased by 7% or 5% (depending on your option) of any additional purchase payments. Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal limit to the greater of:

a. the Maximum Annual Withdrawal limit immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal limit, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal limit will remain the same.

Withdrawals within the Maximum Annual Withdrawal limit are not subject to surrender charges or the interest adjustment, if applicable. If the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal limit (even if they exceed the 5% Maximum Annual Withdrawal limit) only if the withdrawals are taken in the form of systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value only, as determined by Lincoln. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal tax matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal limit:

1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

26

2. The Maximum Annual Withdrawal limit will be the least of:
  o the Maximum Annual Withdrawal limit immediately prior to the withdrawal; or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal limit); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal limit may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal limit.

Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal limit may not be sufficient to satisfy your required minimum distributions. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal limit. Withdrawals over the Maximum Annual Withdrawal limit may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal limit, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

You may use one of the following methods to request a withdrawal: submit an individual request at the time of the withdrawal, establish an automatic withdrawal service or select the Guaranteed Amount Annuity Payment Option. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal limit. Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. We do not assess a charge for this annuity payment option and, once chosen, this payment option may not be changed. If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

The tax consequences of withdrawals and annuity payouts are discussed in Federal tax matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

Death Benefit. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The contracts - Death benefit.

If the surviving spouse of the deceased contractowner continues the contract, all terms and conditions of the Rider, including the remaining automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, will apply to the new contractowner. Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecuritySM Advantage if desired. Automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal limit, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecuritySM Advantage equal to his or her share of the death benefit.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up of the Guaranteed Amount, the Rider may be terminated. This Rider will automatically terminate
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner);or
 o upon the last payment of the Guaranteed Amount.

                                                                              27

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect either option.

i4LIFE (Reg. TM)Advantage Option. Contractowners with an active Lincoln SmartSecuritySM Advantage in force are guaranteed the option to purchase i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. The availability of this Rider will depend upon your state's approval of this Rider. In addition, the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option may not be available for contracts sold through certain broker/dealers. Check with your investment representative regarding availability.


Surrenders and withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln Life Financial Transaction Request Form for employer sponsored plans [i.e., 401(a), 403(b), and 457 markets; or upon your written request in the Non-Qualified, IRA, SEP and SARSEP markets], subject to the rules below. A surrender/withdrawal after the annuity commencement date depends upon the annuity option selected. See Annuity payouts - Annuity options.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request placed at or after 4:00 p.m. New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $100. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and other deductions.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the:

a. annuitant attains age 59 1/2
b. separates from service
c. dies
d. becomes totally and permanently disabled and/or
e. experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this prospectus.


Small contract surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender or other charge.


28

i4LIFE (Reg. TM) Advantage

The i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is a payout option that provides you with variable, periodic regular income payments. This option is available on non-qualified annuities and IRAs (including Roth IRAs but excluding SEP and SARSEP markets). This option, when available in your state, is subject to a charge, (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily of the net asset value of the Account Value in the VAA. The annual rate of the charge is 1.302% for the i4LIFE (Reg. TM) Advantage Account Value death benefit for IRA and non-qualified annuity contracts and 1.652% for the i4LIFE (Reg. TM) Advantage EGMDB which is available only with non-qualified annuity contracts. This charge consists of an administrative charge of .30% and the balance is a mortality and expense risk charge. If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE (Reg. TM) Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before the annuity commencement date by sending a written request to our Home office. There is no guarantee that i4LIFE (Reg. TM) Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time (unless you had previously purchased the Lincoln SmartSecuritySM Advantage, if available. See The contracts - Lincoln SmartSecuritySM Advantage). The annuitant may not be changed after i4LIFE (Reg. TM) Advantage is elected.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the Guaranteed Income Benefit has been elected (see below).

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts.

Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage Account Value death benefit will be provided for IRA annuity contracts and either the i4LIFE (Reg. TM) Advantage Account Value death benefit or the EGMDB will be provided for non-qualified annuity contracts. Both death benefit options are discussed below. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began.

For information regarding income tax consequences of regular income payments and withdrawals, please refer to Federal tax matters - Qualified retirement plans for a discussion of the tax consequences of distributions from qualified retirement plans for IRAs and to Federal tax matters - Taxation of withdrawals and surrenders for information regarding withdrawals from non-qualified contracts.

Regular Income. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant (or additional measuring life, hereinafter referred to as "secondary life") is living. We determine the initial regular income payment based in part on the assumed investment return you choose. Assumed investment returns of 3%, 4%, 5% or 6% may be available. See Annuity payouts - Variable annuity payouts for a more detailed explanation. Subsequent regular income payments will be adjusted periodically for non-qualified contracts (once a year for IRA contracts) with the performance of the subaccounts selected and the interest credited on the fixed account. For example, if net investment performance for the year is 3% higher (annualized) than the assumed return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed return, the regular income payment will decrease by approximately 3%. In most states you may also elect to have regular income payments from non-qualified contracts recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular income payments are not subject to any surrender charges or applicable interest adjustments. See - Charges and other deductions.


Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract, and make withdrawals from your Account Value (defined below). We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may


                                                                              29

change or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as the annuitant or the secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable).

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See - Charges and other deductions. The interest adjustment may apply.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.

Death Benefit for IRA Annuity Contracts. During the Access Period, i4LIFE (Reg.
TM) Advantage provides the i4LIFE (Reg. TM) Advantage Account Value death benefit. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. This is the only death benefit option available for IRA annuity contracts. The charge under this death benefit is equal to an annual rate of 1.302% of the net asset value of the Account Value in the VAA.

If you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. Your beneficiary may start a new i4LIFE (Reg. TM) Advantage program. If your spouse's life was also used to determine the regular income payments and the spouse dies, the regular income payments may be recalculated.

Following the Access Period, there is no death benefit.

Death Benefit for Non-Qualified Annuity Contracts. During the Access Period, i4LIFE (Reg. TM) Advantage provides two death benefit options for non-qualified annuity contracts:
 o i4LIFE (Reg. TM) Advantage Account Value death benefit; and
 o i4LIFE (Reg. TM) Advantage EGMDB.

The i4LIFE (Reg. TM) Advantage Account Value death benefit is the Account Value as of the valuation date on which we approve the payment of the death claim.

The charge under this death benefit is equal to an annual rate of 1.302% of the net asset value of the Account Value in the VAA. You may not change this death benefit once it is elected.

The i4LIFE (Reg. TM) Advantage EGMDB is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments and withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted.

Only the highest Account Value achieved on a contract anniversary following the election of i4LIFE (Reg. TM) Advantage will be considered if you did not elect (or you discontinued) the EGMDB as the death benefit option prior to electing i4LIFE (Reg. TM) Advantage. If you elected the EGMDB after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the account value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date we approve the death claim for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the Account Value as of the date we approve the death claim subsequent to the new contractowner's death.

The charge under this death benefit is equal to an annual rate of 1.652% of the net asset value of the Account Value in the VAA.

30

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

For both death benefit options, following the Access Period, there is no death benefit.

Availability. The introduction of i4LIFE (Reg. TM) Advantage will vary depending on your state.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the lowest death benefit available in your contract during the accumulation period. Upon termination, we will stop assessing the charge for the i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this new death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified annuity contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.

Guaranteed Income Benefit.

The Guaranteed Income Benefit option will be available if you elect i4LIFE (Reg. TM) Advantage. The annual charge is 1.802% of the net asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit. For non-qualified annuity contracts the annual charge is 2.152% if the i4LIFE (Reg. TM) Advantage EGMDB is elected. The Guaranteed Income Benefit must be elected at the time i4LIFE (Reg. TM) Advantage is elected and will begin at the time i4LIFE (Reg. TM) Advantage begins. Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Check with your investment representative regarding the availability of this benefit.


If the Guaranteed Income Benefit is in effect, your regular income payments will never be less than a guaranteed minimum amount, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is initially equal to 75% of the initial regular income payment. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times [the remaining Guaranteed Amount divided by the contract value].

The Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. Additional withdrawals from Account Value will also reduce your death benefit. You may want to discuss the impact of additional withdrawals with your financial adviser.

A payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If your regular income payment would otherwise be less than the Guaranteed Income Benefit because of poor net investment results, the Account Value will be reduced by the additional amount needed so that you receive at least the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end. Reducing the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce the value of your death benefit. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant and the secondary life, if applicable, is living. Depending on market performance, it is possible that the Guaranteed Income Benefit will never come into effect.

If you select this Guaranteed Income Benefit, certain restrictions apply to your contract:
 o A 4% assumed interest rate (AIR) will be used to calculate the regular income payments.
 o You must choose an Access Period of at least 15 years.

There is no guarantee that this Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time.

The Guaranteed Income Benefit option may be terminated by the contractowner upon notice to us. Termination will be effective upon the next annual anniversary of the valuation date on which the first regular income payment was calculated, and your annual charge will be reduced to 1.302% of the net asset value of the Account Value in the VAA if the i4LIFE (Reg. TM) Advantage Account Value death benefit is selected or 1.652% of the net asset value if the i4LIFE (Reg. TM) Advantage EGMDB death benefit is selected. The Guaranteed Income Benefit option also terminates upon the death of the annuitant (last death of the annuitant or secondary life) or termination of i4LIFE (Reg. TM) Advantage. If you change the Access Period and/or the frequency of the regular income payment under i4LIFE (Reg. TM) Advantage, the Guaranteed Income Benefit will terminate. If the Guaranteed Income Benefit is terminated, it can be re-elected after twelve (12) months, if the i4LIFE (Reg. TM) Advantage is restarted. If we change your Access Period to comply with Internal Revenue Code provisions for required minimum distributions, this will not terminate or adjust the Guaranteed Income Benefit.


Delay of payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);

                                                                              31

 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may defer payments from the fixed side of the contract for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/ or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us and received in our office within 30 days of the date of the surrender/ withdrawal, and the repurchase must be of a contract covered by this prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Distribution of the contracts

We serve as principal underwriter for the contracts. We are registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and are a member of NASD, Inc. We offer the contracts through and pay commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation ("LFA"), an affiliate and the principal underwriter for certain other contracts issued by us. We also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.

Commissions and other incentives or payments described above are not charged directly to contract owners or the VAA. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contracts.

Compensation Paid to LFA. The maximum commission we pay to LFA for the Multi-Fund (Reg. TM) 1 periodic premium deferred annuity is 9.00%. The maximum commission we pay to LFA for the flexible premium deferred annuity Multi-Fund (Reg. TM) 2 is 5.85%, Multi-Fund (Reg. TM) 3 is 5.35%, Multi-Fund (Reg. TM) 4 is 4.60% plus .1256% of contract value paid quarterly. LFA may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA for the flexible premium deferred annuity Multi-Fund (Reg. TM) 2 is 5.85 %, Multi-Fund (Reg. TM) 3 is 5.35%, Multi-Fund (Reg. TM) 4 is 4.60% and Multi-Fund (Reg. TM) 1 periodic premium deferred annuity is 4.25% of purchase payments and ongoing annual compensation of up to 0.75% of purchase payments for Multi-Fund (Reg. TM) 1,2,3 and 4. We also pay for the operating and other expenses of LFA, including the following sales expenses: Sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commission to all selling firms. The maximum commission we pay to Selling Firms, other than LFA for the Multi-Fund (Reg. TM) 1 periodic premium deferred annuity is 9.00%. The maximum commission we pay to Selling firms, other than LFA for the flexible premium deferred annuity Multi-Fund (Reg. TM) 2 is 5.85%, Multi-Fund (Reg. TM) 3 is 5.35%, Multi-Fund (Reg. TM)


32

4 is 4.60% plus .1256% of contract value paid quarterly. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with and quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to Selling Firms for the flexible premium deferred annuity Multi-Fund (Reg. TM) 2 is 4.25%, Multi-Fund (Reg. TM) 3 is 4.25%, Multi-Fund (Reg. TM) 4 is 4.00%, and Multi-Fund (Reg. TM) 1 periodic premium deferred annuity is 4.25% of purchase payments and ongoing annual compensation of up to 0.75% of purchase payments.


Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint/contingent ownership

Joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Only spouses may be a joint owner on Multi-Fund (Reg.
TM) 4, flexible premium deferred annuity contracts except where not permitted by law.

A contingent owner may exercise ownership rights in this contract only after the contractowner dies.


Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides that all or part of the contract value may be used to purchase an annuity payout option. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.


                                                                              33

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (See Variable annuity payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.002% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg.
TM)Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.


General information

The annuity commencement date is usually on or before the annuitant's 85th birthday; however you may change the annuity commencement date, change the annuity option, or change the allocation of the allocations among the subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life with a 10 year guaranteed period annuity (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocation at the time of annuitization), except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to your beneficiary as payouts become due after we are in receipt of all of the following:
 o proof, satisfactory to us, of the death;
 o written authorization for payment;
 o all claim forms, fully completed.


Variable annuity payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.


34

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax deferral on earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts not owned by an individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.


Investments in the VAA must be diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.



Loss of interest deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age at which annuity payouts begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


                                                                              35

Tax treatment of payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation of withdrawals and surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.


Taxation of annuity payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed in the same manner as a withdrawal during the deferral period.


Taxation of death benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty taxes payable on withdrawals, surrenders, or annuity payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life (or life expectancy).


Special rules if you own more than one annuity contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


36

Gifting a contract

If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for additional benefits

Your contract automatically includes a basic death benefit and may include Principal Security Benefit. Certain enhancements to the basic death benefit may be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and Principal Security benefit charge, if any, as a contract withdrawal.


Qualified retirement plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of qualified contracts and terms of contracts

Qualified plans include:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Economic Growth and Tax Relief Reconciliation Act of 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. Applicable state law may permit different contribution limits or impose other limitations upon your IRAs or other qualified plans.


Tax treatment of qualified contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional


                                                                              37

  and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Principal Security benefit, or other benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Transfers and direct rollovers

As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal income tax withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.


38

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our tax status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional information

Voting rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccount which invests in these classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the variable annuity account - Fund shares.


Return privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at P.O. Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. With respect to the fixed side of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any account charge and any premium taxes which had been deducted. No surrender charge will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

1. Termination of employment in all institutions of higher education as defined in Texas law;

                                                                              39

2. Retirement; or

3. Death.

Accordingly, participants in the ORP will be required to obtain a certificate of termination from their employer(s) before accounts can be redeemed.


Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

You have the option of receiving contract-related information (such as prospectuses, quarterly statements, semi-annual and annual reports) from Us electronically, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.


Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the VAA or the Principal Underwriter.


40

Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account C


Item                                                  Page
Special terms                                        B-2
Services                                             B-2
Principal underwriter                                B-2
Purchase of securities being offered                 B-2
Annuity payouts                                      B-2
Determination of accumulation and annuity unit
value                                                B-4
Advertising and sales literature                     B-4
Additional Services                                  B-6
Other information                                    B-7
Financial statements                                 B-7

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                     Individual Variable Annuity Contracts
                  Lincoln National Variable Annuity Account C











Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity
                                   Account Account C.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to: The Lincoln Life National Insurance Co., P.O. Box 2340, Fort Wayne, IN 46801-2340

                                                                              41


                      (This page intentionally left blank)

42


                     (This page intentionally left blank)

                                                                              43

Appendix A - Condensed financial information

Accumulation unit values
The following information relating to accumulation unit values including the enhanced guaranteed minimum death benefit charge where applicable and number of accumulation units for each of the 10 years in the period ended December 31, comes from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.


                                                      1995                1996           1997
                                           ---------------      --------------      ---------
AllianceBernstein Growth and Income Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     ---------------                -
AllianceBernstein VP Growth Portfolio Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     ---------------                -
AllianceBernstein VP Global Technology Portfolio Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     ---------------                -
American Funds Global Growth Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000'somitted) ......
--------------------------------------     ---------------                -
American Funds Growth Fund Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     ---------------                -
American Funds Growth-Income Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     ---------------                -
American Funds International Fund Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     ---------------                -
Baron Capital Asset Fund Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     ---------------                -
Delaware VIP Diversified Income Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     ---------------                -
Delaware VIP Global Bond Series Accumulation unit value
o Beginning of period ...............                              $  1.000**        $ 0.991
o End of period .....................      trading began              0.991**          1.109
Number of accumulation units ........      in 1996
o End of period (000's omitted) .....                                23,508           11,177
--------------------------------------     ---------------         --------          -------



                                                     1998                               1999                       2000
                                           ------------------------      ----------------------------------      ---------
                                                with        without                with             without           with
                                               EGMDB          EGMDB               EGMDB               EGMDB          EGMDB
                                           ---------      ---------      --------------      --------------      ---------
AllianceBernstein Growth and Income Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------                                             -                   -
AllianceBernstein VP Growth Portfolio Accumulation unit value
o Beginning of period ...............                                                                             $1.000
o End of period .....................                                    trading began                             0.902
Number of accumulation units ........                                    in 2000
o End of period (000's omitted) .....                                                                                128
--------------------------------------                                   -------                       -          ------
AllianceBernstein VP Global Technology Portfolio Accumulation unit value
o Beginning of period ...............                                                                             $1.000
o End of period .....................                                    trading began                             0.768
Number of accumulation units ........                                    in 2000
o End of period (000's omitted) .....                                                                              1,390
--------------------------------------                                   -------                       -          ------
American Funds Global Growth Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000'somitted) ......
--------------------------------------                                   -----------                   -          ------
American Funds Growth Fund Accumulation unit value
o Beginning of period ...............                                                                             $1.000
o End of period .....................                                    trading began                             0.993
Number of accumulation units ........                                    in 2000
o End of period (000's omitted) .....                                                                              4,950
--------------------------------------                                   -------                       -          ------
American Funds Growth-Income Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------                                   -----------                   -          ------
American Funds International Fund Accumulation unit value
o Beginning of period ...............                                                                             $1.000
o End of period .....................                                    trading began                             0.860
Number of accumulation units ........                                    in 2000
o End of period (000's omitted) .....                                                                                751
--------------------------------------                                   -------                       -          ------
Baron Capital Asset Fund Accumulation unit value
o Beginning of period ...............                                       $  1.000**          $  1.000**        $1.205
o End of period .....................      trading began                       1.205**             1.206**         1.158
Number of accumulation units ........      in 1999
o End of period (000's omitted) .....                                            659               7,229           1,449
--------------------------------------     ------                        -----------            --------          ------
Delaware VIP Diversified Income Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     ------                        -----------            --------          ------
Delaware VIP Global Bond Series Accumulation unit value
o Beginning of period ...............       $1.107         $ 1.109          $  1.179            $  1.184          $1.121
o End of period .....................        1.179           1.184             1.121               1.130           1.116
Number of accumulation units ........
o End of period (000's omitted) .....          373          12,899               406              12,255             271
--------------------------------------     -------         -------       -----------            --------          ------



                                                2000                                    2000
                                           --------------                          --------------
                                                  without
                                                    EGMDB
                                           --------------
AllianceBernstein Growth and Income
Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------               -
AllianceBernstein VP Growth Portfolio
Accumulation unit value
o Beginning of period ...............         $  1.000**
o End of period .....................            0.903**
Number of accumulation units ........
o End of period (000's omitted) .....            5,810
--------------------------------------        --------
AllianceBernstein VP Global
Technology Portfolio Accumulation
unit value
o Beginning of period ...............         $  1.000**
o End of period .....................            0.769**
Number of accumulation units ........
o End of period (000's omitted) .....           69,407
--------------------------------------        --------
American Funds Global Growth
Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000'somitted) ......
--------------------------------------        --------
American Funds Growth Fund
Accumulation unit value
o Beginning of period ...............         $  1.000**
o End of period .....................            0.995**
Number of accumulation units ........
o End of period (000's omitted) .....          184,154
--------------------------------------        --------
American Funds Growth-Income
Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------        --------
American Funds International Fund
Accumulation unit value
o Beginning of period ...............         $  1.000**
o End of period .....................            0.861**
Number of accumulation units ........
o End of period (000's omitted) .....           23,268
--------------------------------------        --------
Baron Capital Asset Fund Accumulation
unit value
o Beginning of period ...............         $  1.206
o End of period .....................            1.163
Number of accumulation units ........
o End of period (000's omitted) .....           18,359
--------------------------------------        --------
Delaware VIP Diversified Income
Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------        --------
Delaware VIP Global Bond Series
Accumulation unit value
o Beginning of period ...............         $  1.130
o End of period .....................            1.128
Number of accumulation units ........
o End of period (000's omitted) .....            9,959
--------------------------------------        --------


                                      A-1


                    2001                            2002
         --------------------------      --------------------------
              with          without           with          without
             EGMDB            EGMDB          EGMDB            EGMDB
         ---------      -----------      ---------      -----------






          $0.902         $   0.903        $0.680         $   0.683
           0.680             0.683         0.481             0.485

              59             9,651           219            10,334
          ------         ---------        ------         ---------

          $0.768         $   0.769        $0.565         $   0.568
           0.565             0.568         0.324             0.327

           1,146            81,914           812            82,385
          ------         ---------        ------         ---------





          ------         ---------        ------         ---------

          $0.993         $   0.995        $0.803         $   0.806
           0.803             0.806         0.598             0.603

           8,301           313,663         8,520           396,391
          ------         ---------        ------         ---------





          ------         ---------        ------         ---------

          $0.860         $   0.861        $0.680         $   0.683
           0.680             0.683         0.571             0.576

             925            42,307         1,351            62,404
          ------         ---------        ------         ---------

          $1.158         $   1.163        $1.284         $   1.293
           1.284             1.293         1.088             1.099

           1,338            50,999         1,512            67,309
          ------         ---------        ------         ---------





          ------         ---------        ------         ---------

          $1.116         $   1.128        $1.097         $   1.112
           1.097             1.112         1.354             1.377

             284            10,392           750            59,607
          ------         ---------        ------         ---------



                    2003                            2004
         --------------------------      --------------------------
              with          without            with         without
             EGMDB            EGMDB           EGMDB           EGMDB
         ---------      -----------      ----------      ----------

                                          $10.187         $ 10.000
         trading began                     11.112           11.132
         in 2004
                                                9              166
         ------                           -------         --------

          $ 0.481        $   0.485        $ 0.640         $  0.647
            0.640            0.647          0.723            0.733

              320           20,244            287           20,580
         --------        ---------        -------         --------

          $ 0.324        $   0.327        $ 0.460         $  0.466
            0.460            0.466          0.478            0.484

            1,061          137,178            611           93,705
         --------        ---------        -------         --------

                                          $10.181         $ 10.000
         trading began                     11.290           11.310
         in 2004
                                                6              794
         --------        ---------        -------         --------

          $ 0.598        $   0.603        $ 0.808         $  0.817
            0.808            0.817          0.897            0.910

           10,194          542,957         10,027          633,669
         --------        ---------        -------         --------

                                          $10.299         $ 10.000
         trading began                     10.958           10.978
         in 2004
                                               86            3,330
         --------        ---------        -------         --------

          $ 0.571        $   0.576        $ 0.761         $  0.769
            0.761            0.769          0.896            0.908

            1,507           91,313          1,775          139,867
         --------        ---------        -------         --------

          $ 1.088        $   1.099        $ 1.396         $  1.414
            1.396            1.414          1.731            1.759

            1,009           70,234          1,184          100,927
         --------        ---------        -------         --------

                                          $10.171         $ 10.000
         trading began                     10.915           10.935
         in 2004
                                               14              708
         --------        ---------        -------         --------

          $ 1.354        $   1.377        $ 1.609         $  1.641
            1.609            1.641          1.794            1.835

              664           56,242            458           40,921
         --------        ---------        -------         --------

                                      A-2


                                                      1995                1996             1997
                                           ---------------      --------------      -----------
Delaware VIP Large Cap Value Series Accumulation unit value
o Beginning of period ...............                              $  1.000**        $   1.126
o End of period .....................      trading began              1.126**            1.461
Number of accumulation units ........      in 1996
o End of period (000's omitted) .....                                12,220             64,052
--------------------------------------     -------                 --------          ---------
Delaware VIP REIT Series Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     -------                 --------          ---------
Delaware Small Cap Value Series Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     -------                 --------          ---------
Delaware VIP Trend Series Accumulation unit value
o Beginning of period ...............                              $  1.000**        $   1.111
o End of period .....................      trading began              1.111**            1.191
Number of accumulation units ........      in 1996
o End of period (000's omitted) .....                                 7,613             46,558
--------------------------------------     -------                 --------          ---------
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     -------                 --------          ---------
Fidelity (Reg. TM) VIP Growth Portfolio Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     -------                 --------          ---------
Janus Aspen Worldwide Growth Portfolio Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------     -------                 --------          ---------
Lincoln VIP Aggressive Growth Fund Accumulation unit value
o Beginning of period ...............      $ 0.896                 $  1.196          $   1.384
o End of period .....................        1.196                    1.384              1.687
Number of accumulation units ........
o End of period (000's omitted) .....      114,518                  172,630            199,221
--------------------------------------     -------                 --------          ---------
Lincoln VIP Bond Fund Accumulation unit value
o Beginning of period ...............      $ 3.585                 $  4.228          $   4.283
o End of period .....................        4.228                    4.283              4.632
Number of accumulation units ........
o End of period (000's omitted) .....       62,644                   62,709             60,078
--------------------------------------     -------                 --------          ---------
Lincoln VIP Capital Appreciation Fund Accumulation unit value
o Beginning of period ...............      $ 1.017                 $  1.294          $   1.520
o End of period .....................        1.294                    1.520              1.884
Number of accumulation units ........
o End of period (000's omitted) .....       98,067                  174,073            234,328
--------------------------------------     -------                 --------          ---------
Lincoln VIP Equity Income Fund Accumulation unit value
o Beginning of period ...............      $ 1.046                 $  1.391          $   1.663
o End of period .....................        1.391                    1.663              2.150
Number of accumulation units ........
o End of period (000's omitted) .....      171,817                  275,632            371,051
--------------------------------------     -------                 --------          ---------
Lincoln VIP Global Asset Allocation Fund Accumulation unit value
o Beginning of period ...............      $ 1.642                 $  2.013          $   2.302
o End of period .....................        2.013                    2.302              2.720
Number of accumulation units ........
o End of period (000's omitted) .....      126,558                  140,242            159,590
--------------------------------------     -------                 --------          ---------



                                                      1998                                1999                       2000
                                           --------------------------      ----------------------------------      ---------
                                                with          without                with             without           with
                                               EGMDB            EGMDB               EGMDB               EGMDB          EGMDB
                                           ---------      -----------      --------------      --------------      ---------
Delaware VIP Large Cap Value Series Accumulation unit value
o Beginning of period ...............       $1.459         $   1.461          $  1.603            $  1.611          $1.535
o End of period .....................        1.603             1.611             1.535               1.547           1,687
Number of accumulation units ........
o End of period (000's omitted) .....        4,111            90,935             3,351              72,069           2,258
--------------------------------------      ------         ---------          --------            --------          ------
Delaware VIP REIT Series Accumulation unit value
o Beginning of period ...............                                                                               $1.000
o End of period .....................                                      trading began                             1.169
Number of accumulation units ........                                      in 2000
o End of period (000's omitted) .....                                                                                  267
--------------------------------------      ------         ---------       -----------            --------          ------
Delaware Small Cap Value Series Accumulation unit value
o Beginning of period ...............
o End of period .....................                                                                              trading began
Number of accumulation units ........                                                                              in 2001
o End of period (000's omitted) .....
--------------------------------------      ------         ---------       -----------            --------         -------
Delaware VIP Trend Series Accumulation unit value
o Beginning of period ...............       $1.189         $   1.191          $  1.362            $  1.368          $2.293
o End of period .....................        1.362             1.368             2.293               2.310           2.107
Number of accumulation units ........
o End of period (000's omitted) .....        1,522            63,364             2,693             138,130           5,357
--------------------------------------      ------         ---------       -----------            --------         -------
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio Accumulation unit value
o Beginning of period ...............                                         $  1.000**          $  1.000**        $1.144
o End of period .....................      trade began                           1.144**             1.145**         1.053
Number of accumulation units ........      in 1999
o End of period (000's omitted) .....                                            1,475              21,303           2,642
--------------------------------------     -------         ---------       -----------            --------         -------
Fidelity (Reg. TM) VIP Growth Portfolio Accumulation unit value
o Beginning of period ...............                                         $  1.000**          $  1.000**        $1.188
o End of period .....................      trade began                           1.188**             1.189**         1.042
Number of accumulation units ........      in 1999
o End of period (000's omitted) .....                                            1,636              44,656           4,153
--------------------------------------     -------         ---------       -----------            --------         -------
Janus Aspen Worldwide Growth Portfolio Accumulation unit value
o Beginning of period ...............                                         $  1.000**          $  1.000**        $1.434
o End of period .....................      trade began                           1.434**             1.444**         1.194
Number of accumulation units ........      in 1999
o End of period (000's omitted) .....                                            1,912              99,942           6,257
--------------------------------------     -------         ---------       -----------            --------         -------
Lincoln VIP Aggressive Growth Fund Accumulation unit value
o Beginning of period ...............       $1.684         $   1.687          $  1.559            $  1.567          $2.193
o End of period .....................        1.559             1.567             2.193               2.209           2.106
Number of accumulation units ........
o End of period (000's omitted) .....        1,953           204,322             1,658             175,375           2,440
--------------------------------------     -------         ---------       -----------            --------         -------
Lincoln VIP Bond Fund Accumulation unit value
o Beginning of period ...............       $4.625         $   4.632          $  5.002            $  5.024          $4.776
o End of period .....................        5.002             5.024             4.776               4.812           5.227
Number of accumulation units ........
o End of period (000's omitted) .....        1,160            70,180             1,022              61,154             866
--------------------------------------     -------         ---------       -----------            --------         -------
Lincoln VIP Capital Appreciation Fund Accumulation unit value
o Beginning of period ...............       $1.881         $   1.884          $  2.562            $  2.574          $3.678
o End of period .....................        2.562             2.574             3.678               3.706           3.055
Number of accumulation units ........
o End of period (000's omitted) .....        4,553           284,822             8,525             486,392           8,960
--------------------------------------     -------         ---------       -----------            --------         -------
Lincoln VIP Equity Income Fund Accumulation unit value
o Beginning of period ...............       $2.146         $   2.150          $  2.388            $  2.399          $2.505
o End of period .....................        2.388             2.399             2.505               2.524           2.735
Number of accumulation units ........
o End of period (000's omitted) .....        5,898           395,671             5,812             371,757           5,125
--------------------------------------     -------         ---------       -----------            --------         -------
Lincoln VIP Global Asset Allocation Fund Accumulation unit value
o Beginning of period ...............       $2.716         $   2.720          $  3.042            $  3.056          $3.343
o End of period .....................        3.042             3.056             3.343               3.369           3.121
Number of accumulation units ........
o End of period (000's omitted) .....        1,888           155,191             1,697             140,173           1,388
--------------------------------------     -------         ---------       -----------            --------         -------



                                                2000                                    2000
                                           --------------                          --------------
                                                  without
                                                    EGMDB
                                           --------------
Delaware VIP Large Cap Value Series
Accumulation unit value
o Beginning of period ...............         $  1.547
o End of period .....................            1.705
Number of accumulation units ........
o End of period (000's omitted) .....           50,852
--------------------------------------        --------
Delaware VIP REIT Series Accumulation
unit value
o Beginning of period ...............         $  1.000**
o End of period .....................            1.171**
Number of accumulation units ........
o End of period (000's omitted) .....           25,199
--------------------------------------        --------
Delaware Small Cap Value Series
Accumulation unit value
o Beginning of period ...............
o End of period .....................
Number of accumulation units ........
o End of period (000's omitted) .....
--------------------------------------        --------
Delaware VIP Trend Series
Accumulation unit value
o Beginning of period ...............         $  2.310
o End of period .....................            2.129
Number of accumulation units ........
o End of period (000's omitted) .....          236,656
--------------------------------------        --------
Fidelity (Reg. TM) VIP Contrafund
(Reg. TM) Portfolio Accumulation unit
value
o Beginning of period ...............         $  1.145
o End of period .....................            1.058
Number of accumulation units ........
o End of period (000's omitted) .....           60,708
--------------------------------------        --------
Fidelity (Reg. TM) VIP Growth
Portfolio Accumulation unit value
o Beginning of period ...............         $  1.189
o End of period .....................            1.047
Number of accumulation units ........
o End of period (000's omitted) .....          150,874
--------------------------------------        --------
Janus Aspen Worldwide Growth
Portfolio Accumulation unit value
o Beginning of period ...............         $  1.436
o End of period .....................            1.199
Number of accumulation units ........
o End of period (000's omitted) .....          349,677
--------------------------------------        --------
Lincoln VIP Aggressive Growth Fund
Accumulation unit value
o Beginning of period ...............         $  2.209
o End of period .....................            2.128
Number of accumulation units ........
o End of period (000's omitted) .....          233,175
--------------------------------------        --------
Lincoln VIP Bond Fund Accumulation
unit value
o Beginning of period ...............         $  4.812
o End of period .....................            5.282
Number of accumulation units ........
o End of period (000's omitted) .....           51,363
--------------------------------------        --------
Lincoln VIP Capital Appreciation Fund
Accumulation unit value
o Beginning of period ...............         $  3.706
o End of period .....................            3.087
Number of accumulation units ........
o End of period (000's omitted) .....          510,683
--------------------------------------        --------
Lincoln VIP Equity Income Fund
Accumulation unit value
o Beginning of period ...............         $  2.524
o End of period .....................            2.764
Number of accumulation units ........
o End of period (000's omitted) .....          294,144
--------------------------------------        --------
Lincoln VIP Global Asset Allocation
Fund Accumulation unit value
o Beginning of period ...............         $  3.369
o End of period .....................            3.154
Number of accumulation units ........
o End of period (000's omitted) .....          118,278
--------------------------------------        --------


                                      A-3


                     2001                              2002
         -----------------------------      --------------------------
              with             without           with          without
             EGMDB               EGMDB          EGMDB            EGMDB
         ---------      --------------      ---------      -----------

          $1.687           $  1.705          $1.601         $   1.622
           1.601              1.622           1.285             1.306

           2,611             65,103           1,981            65,576
          ------           --------          ------         ---------

          $1.169           $  1.171          $1.256         $   1.262
           1.256              1.262           1.295             1.306

             542             36,687           1,369            81,593
          ------           --------          ------         ---------

          $1.000           $  1.000**        $1.021         $   1.023
           1.021              1.023           0.950             0.955

           1,115             35,508           2,038            99,645
          ------           --------          ------         ---------

          $2.107           $  2.129          $1.761         $   1.784
           1.761              1.784           1.391             1.414

           4,412            214,133           3,493           193,594
          ------           --------          ------         ---------

          $1.053           $  1.058          $0.911         $   0.918
           0.911              0.918           0.815             0.823

           1,861             67,249           2,110            79,402
          ------           --------          ------         ---------

          $1.042           $  1.047          $0.847         $   0.852
           0.847              0.852           0.583             0.589

           3,348            147,022           2,307           132,663
          ------           --------          ------         ---------

          $1.194           $  1.199          $0.914         $   0.921
           0.914              0.921           0.672             0.679

           4,479            331,310           3,506           288,544
          ------           --------          ------         ---------

          $2.106           $  2.128          $1.387         $   1.406
           1.387              1.406           0.955             0.971

           1,978            208,342           1,471           180,725
          ------           --------          ------         ---------

          $5.227           $  5.282          $5.631         $   5.708
           5.631              5.708           6.123             6.225

           1,340             68,995           1,454            71,278
          ------           --------          ------         ---------

          $3.055           $  3.087          $2.235         $   2.265
           2.235              2.265           1.611             1.638

           7,044            458,389           4,979           380,626
          ------           --------          ------         ---------

          $2.735           $  2.764          $2.502         $   2.536
           2.502              2.536           2.082             2.117

           5,213            293,857           4,663           270,819
          ------           --------          ------         ---------

          $3.121           $  3.154          $2.841         $   2.880
           2.841              2.880           2.468             2.509

           1,238            106,920           1,036            91,800
          ------           --------          ------         ---------



                    2003                            2004
         --------------------------      --------------------------
              with          without           with          without
             EGMDB            EGMDB          EGMDB            EGMDB
         ---------      -----------      ---------      -----------

          $1.285         $   1.306        $1.627         $   1.659
           1.627             1.659         1.846             1.888

           1,705            71,300         1,446            72,666
          ------         ---------        ------         ---------

          $1.295         $   1.306        $1.714         $   1.732
           1.714             1.732         2.222             2.253

           1,458            90,085         1,415           114,093
          ------         ---------        ------         ---------

          $0.950         $   0.955        $1.329         $   1.339
           1.329             1.339         1.589             1.606

           2,341           129,759         2,051           155,427
          ------         ---------        ------         ---------

          $1.391         $   1.414        $1.855         $   1.892
           1.855             1.892         2.062             2.109

           3,205           190,440         2,665           173,032
          ------         ---------        ------         ---------

          $0.815         $   0.823        $1.032         $   1.046
           1.032             1.046         1.175             1.194

           2,010            94,602         2,258           111,623
          ------         ---------        ------         ---------

          $0.583         $   0.589        $0.764         $   0.774
           0.764             0.774         0.779             0.792

           2,143           131,258         1,666           115,287
          ------         ---------        ------         ---------

          $0.672         $   0.679        $0.823         $   0.833
           0.823             0.833         0.851             0.865

           2,825           254,042         2,061           190,747
          ------         ---------        ------         ---------

          $0.955         $   0.971        $1.250         $   1.275
           1.250             1.275         1.403             1.435

           1,226           174,149         1,006           152,949
          ------         ---------        ------         ---------

          $6.123         $   6.225        $6.484         $   6.612
           6.484             6.612         6.740             6.893

             964            61,410           760            53,875
          ------         ---------        ------         ---------

          $1.611         $   1.638        $2.107         $   2.148
           2.107             2.148         2.189             2.239

           4,192           343,799         3,268           272,616
          ------         ---------        ------         ---------

          $2.082         $   2.117        $2.720         $   2.774
           2.720             2.774         2.947             3.014

           4,411           272,157         3,763           255,601
          ------         ---------        ------         ---------

          $2.468         $   2.509        $2.933         $   2.991
           2.933             2.991         3.287             3.362

             816            81,988           630            73,041
          ------         ---------        ------         ---------

                                      A-4


                                                                                                        1998
                                                                                             --------------------------
                                                                                                  with          without
                                                 1995             1996             1997          EGMDB            EGMDB
                                          -----------      -----------      -----------      ---------      -----------
Lincoln VIP Growth and Income Fund Accumulation unit value
o Beginning of period ..............       $   4.593        $   6.292        $   7.453        $ 9.635        $   9.650
o End of period ....................           6.292            7.453            9.650         11.444           11.497
Number of accumulation units .......
o End of period (000's omitted) ....         291,063          332,885          357,850          2,252          353,739
-------------------------------------      ---------        ---------        ---------        -------        ---------
Lincoln VIP International Fund Accumulation unit value
o Beginning of period ..............       $   1.271        $   1.368        $   1.488        $ 1.560        $   1.562
o End of period ....................           1.368            1.488            1.562          1.765            1.773
Number of accumulation units .......
o End of period (000's omitted) ....         261,509          294,570          294,705          2,375          275,657
-------------------------------------      ---------        ---------        ---------        -------        ---------
Lincoln VIP Managed Fund Accumulation unit value
o Beginning of period ..............       $   2.747        $   3.515        $   3.913        $ 4.707        $   4.714
o End of period ....................           3.515            3.913            4.714          5.236            5.260
Number of accumulation units .......
o End of period (000's omitted) ....         172,789          178,496          179,210          1,775          178,768
-------------------------------------      ---------        ---------        ---------        -------        ---------
Lincoln VIP Money Market Fund Accumulation unit value
o Beginning of period ..............       $   2.137        $   2.235        $   2.324        $ 2.415        $   2.419
o End of period ....................           2.235            2.324            2.419          2.505            2.517
Number of accumulation units .......
o End of period (000's omitted) ....          35,136           40,057           36,107            644           46,571
-------------------------------------      ---------        ---------        ---------        -------        ---------
Lincoln VIP Social Awareness Fund Accumulation unit value
o Beginning of period ..............       $   2.005        $   2.843        $   3.638        $ 4.942        $   4.950
o End of period ....................           2.843            3.638            4.950          5.848            5.875
Number of accumulation units .......
o End of period (000's omitted) ....         106,204          175,970          251,168          5,136          304,204
-------------------------------------      ---------        ---------        ---------        -------        ---------
Lincoln VIP Special Opportunities Fund Accumulation unit value
o Beginning of period ..............       $   4.303        $   5.618        $   6.505        $ 8.236        $   8.249
o End of period ....................           5.618            6.505            8.249          8.681            8.721
Number of accumulation units .......
o End of period (000's omitted) ....          88,993           97,744          101,475            899           98,734
-------------------------------------      ---------        ---------        ---------        -------        ---------
MFS (Reg. TM) VIT Utilities Series Accumulation unit value
o Beginning of period ..............
o End of period ....................
Number of accumulation units .......
o End of period (000's omitted) ....
-------------------------------------      ---------        ---------        ---------        -------        ---------
Neuberger Berman AMT Mid-Cap Growth Portfolio Accumulation unit value
o Beginning of period ..............
o End of period ....................                                                         trading began
Number of accumulation units .......                                                         in 1999
o End of period (000's omitted) ....
-------------------------------------      ---------        ---------        ---------       --------        ---------
Neuberger Berman AMT Partners Portfolio Accumulation unit value
o Beginning of period ..............
o End of period ....................                                                         trading began
Number of accumulation units .......                                                         in 1999
o End of period (000's omitted) ....
-------------------------------------      ---------        ---------        ---------       --------        ---------
Putnam VIT Health Sciences Fund Accumulation unit value
o Beginning of period ..............
o End of period ....................
Number of accumulation units .......
o End of period (000's omitted) ....
-------------------------------------      ---------        ---------        ---------       --------        ---------
Scudder VIT Equity 500 Index Fund Accumulation unit value
o Beginning of period ..............
o End of period ....................                                                         trading began
Number of accumulation units .......                                                         in 1999
o End of period (000's omitted) ....
-------------------------------------      ---------        ---------        ---------       --------        ---------
Scudder VIT Small Cap Index Fund Accumulation unit value
o Beginning of period ..............
o End of period ....................                                                         trading began
Number of accumulation units .......                                                         in 1999
o End of period (000's omitted) ....
-------------------------------------      ---------        ---------        ---------       --------        ---------



                                                         1999                                2000
                                          ----------------------------------      --------------------------
                                                    with             without            with         without
                                                   EGMDB               EGMDB           EGMDB           EGMDB
                                          --------------      --------------      ----------      ----------
Lincoln VIP Growth and Income Fund Accumulation unit
value
o Beginning of period ..............         $ 11.444            $ 11.497          $13.278         $ 13.379
o End of period ....................           13.278              13.379           11.844           11.970
Number of accumulation units .......
o End of period (000's omitted) ....            2,510             333,803            2,236          284,457
-------------------------------------        --------            --------          -------         --------
Lincoln VIP International Fund Accumulation unit value
o Beginning of period ..............         $  1.765            $  1.773          $ 2.042         $  2.057
o End of period ....................            2.042               2.057            2.018            2.039
Number of accumulation units .......
o End of period (000's omitted) ....            2,589             247,683            1,884          191,132
-------------------------------------        --------            --------          -------         --------
Lincoln VIP Managed Fund Accumulation unit value
o Beginning of period ..............         $  5.236            $  5.260          $ 5.568         $  5.610
o End of period ....................            5.568               5.610            5.418            5.476
Number of accumulation units .......
o End of period (000's omitted) ....            1,652             160,215            1,380          134,227
-------------------------------------        --------            --------          -------         --------
Lincoln VIP Money Market Fund Accumulation unit value
o Beginning of period ..............         $  2.505            $  2.517          $ 2.590         $  2.610
o End of period ....................            2.590               2.610            2.712            2.741
Number of accumulation units .......
o End of period (000's omitted) ....            1,837              66,319            1,035           51,218
-------------------------------------        --------            --------          -------         --------
Lincoln VIP Social Awareness Fund Accumulation unit value
o Beginning of period ..............         $  5.848            $  5.875          $ 6.664         $  6.714
o End of period ....................            6.664               6.714            6.029            6.093
Number of accumulation units .......
o End of period (000's omitted) ....            4,697             272,683            3,803          230,569
-------------------------------------        --------            --------          -------         --------
Lincoln VIP Special Opportunities Fund Accumulation unit
value
o Beginning of period ..............         $  8.681            $  8.721          $ 8.185         $  8.248
o End of period ....................            8.185               8.248            9.375            9.475
Number of accumulation units .......
o End of period (000's omitted) ....              819              75,094              526           52,173
-------------------------------------        --------            --------          -------         --------
MFS (Reg. TM) VIT Utilities Series Accumulation unit
value
o Beginning of period ..............
o End of period ....................                                              trading began
Number of accumulation units .......                                              in 2001
o End of period (000's omitted) ....
-------------------------------------        --------            --------         --------         --------
Neuberger Berman AMT Mid-Cap Growth Portfolio Accumulation unit value
o Beginning of period ..............         $  1.000**          $  1.000**        $ 1.463         $  1.464
o End of period ....................            1.463               1.464**          1.336            1.341
Number of accumulation units .......
o End of period (000's omitted) ....              216              15,336            2,408          148,899
-------------------------------------        --------            --------         --------         --------
Neuberger Berman AMT Partners Portfolio Accumulation unit value
o Beginning of period ..............         $  1.000**          $  1.000**        $ 1.010         $  1.011
o End of period ....................            1.010**             1.011**          1.004            1.008
Number of accumulation units .......
o End of period (000's omitted) ....              449               2,629              164            9,053
-------------------------------------        --------            --------         --------         --------
Putnam VIT Health Sciences Fund Accumulation unit value
o Beginning of period ..............
o End of period ....................                                              trading began
Number of accumulation units .......                                              in 2001
o End of period (000's omitted) ....
-------------------------------------        --------            --------         --------         --------
Scudder VIT Equity 500 Index Fund Accumulation unit value
o Beginning of period ..............         $  1.000**          $  1.000**        $ 1.088         $  1.089
o End of period ....................            1.088*              1.089**          0.975            0.979
Number of accumulation units .......
o End of period (000's omitted) ....            1,320              46,984            2,777          100,922
-------------------------------------        --------            --------         --------         --------
Scudder VIT Small Cap Index Fund Accumulation unit value
o Beginning of period ..............         $  1.000**          $  1.000**        $ 1.163         $  1.164
o End of period ....................            1.163**             1.164**          1.103            1.108
Number of accumulation units .......
o End of period (000's omitted) ....              141               3,066              819           11,526
-------------------------------------        --------            --------         --------         --------


                                      A-5


                      2001                              2002
         ------------------------------      --------------------------
               with             without            with         without
              EGMDB               EGMDB           EGMDB           EGMDB
         ----------      --------------      ----------      ----------

          $11.844           $ 11.970          $10.378         $ 10.520
           10.378             10.520            7.985            8.118

            1,936            260,455            1,426          220,520
          -------           --------          -------         --------

          $ 2.018           $  2.039          $ 1.793         $  1.817
            1.793              1.817            1.579            1.605

            1,793            169,787            1,479          151,948
          -------           --------          -------         --------

          $ 5.418           $  5.476          $ 5.262         $  5.334
            5.262              5.334            4.620            4.697

            1,348            124,772            1,032          107,493
          -------           --------          -------         --------

          $ 2.712           $  2.741          $ 2.784         $  2.823
            2.784              2.823            2.787            2.834

            1,490             59,148            1,102           52,868
          -------           --------          -------         --------

          $ 6.029           $  6.093          $ 5.384         $  5.458
            5.384              5.458            4.139            4.208

            3,328            215,412            2,612          186,476
          -------           --------          -------         --------

          $ 9.375           $  9.475          $ 9.451         $  9.580
            9.451              9.580            8.235            8.373

              513             51,523              433           47,787
          -------           --------          -------         --------

          $ 1.000           $  1.000**        $ 0.785         $  0.786
            0.785              0.786            0.599            0.601

              184              5,285              235            8,174
          -------           --------          -------         --------

          $ 1.336           $  1.341          $ 0.994         $  1.001
            0.994              1.001            0.693            0.700

            1,759            134,748            1,367          118,904
          -------           --------          -------         --------

          $ 1.004           $  1.008          $ 0.963         $  0.970
            0.963              0.970            0.721            0.729

              413             19,393              441           17,092
          -------           --------          -------         --------

          $ 1.000           $  1.000**        $ 0.944         $  0.946
            0.944              0.946            0.742            0.746

               62              4,829              190            9,009
          -------           --------          -------         --------

          $ 0.975           $  0.979          $ 0.845         $  0.851
            0.845              0.851            0.648            0.654

            2,806            123,652            2,272          134,274
          -------           --------          -------         --------

          $ 1.103           $  1.108          $ 1.112         $  1.119
            1.112              1.119            0.871            0.880

              842             19,047              760           21,806
          -------           --------          -------         --------



                    2003                            2004
         --------------------------      --------------------------
              with          without            with         without
             EGMDB            EGMDB           EGMDB           EGMDB
         ---------      -----------      ----------      ----------

          $ 7.985        $   8.118        $10.224         $ 10.426
           10.224           10.426         11.301           11.560

            1,304          203,918          1,119          183,474
          -------        ---------        -------         --------

          $ 1.579        $   1.605        $ 2.207         $  2.251
            2.207            2.251          2.635            2.695

            1,285          144,520          1,103          139,273
          -------        ---------        -------         --------

          $ 4.620        $   4.697        $ 5.604         $  5.715
            5.604            5.715          6.085            6.224

              980           99,427            800           89,543
          -------        ---------        -------         --------

          $ 2.787        $   2.834        $ 2.770         $  2.825
            2.770            2.825          2.758            2.821

              580           33,314            281           27,230
          -------        ---------        -------         --------

          $ 4.139        $   4.208        $ 5.387         $  5.494
            5.387            5.494          5.993            6.130

            2,312          176,186          1,931          161,833
          -------        ---------        -------         --------

          $ 8.235        $   8.373        $10.892         $ 11.107
           10.892           11.107         13.199           13.500

              372           44,846            358           44,382
          -------        ---------        -------         --------

          $ 0.599        $   0.601        $ 0.803         $  0.809
            0.803            0.809          1.032            1.043

              545           29,962            948           58,964
          -------        ---------        -------         --------

          $ 0.693        $   0.700        $ 0.876         $  0.888
            0.876            0.888          1.006            1.022

            1,162          115,287          1,005          108,317
          -------        ---------        -------         --------

          $ 0.721        $   0.729        $ 0.962         $  0.974
            0.962            0.974          1.129            1.148

              450           23,366            408           21,216
          -------        ---------        -------         --------

          $ 0.742        $   0.746        $ 0.867         $  0.874
            0.867            0.874          0.917            0.927

              168           13,660             90           13,419
          -------        ---------        -------         --------

          $ 0.648        $   0.654        $ 0.820         $  0.830
            0.820            0.830          0.895            0.909

            3,158          162,353          3,191          156,804
          -------        ---------        -------         --------

          $ 0.871        $   0.880        $ 1.259         $  1.276
            1.259            1.276          1.464            1.487

            1,086           46,495            653           44,813
          -------        ---------        -------         --------

                                      A-6

* The EGMDB became available in June 1997, the first full year was 1998.

** These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts through December 31.


                                      A-7

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